Exhibit 1


                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.01 per share, of PanAmSat Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  April 23, 2003

                              GENERAL MOTORS CORPORATION


                              By:  /s/ Warren G. Andersen
                                  ----------------------------------------------
                                   Name:  Warren G. Andersen
                                   Title: Assistant General Counsel
                                          and Assistant Secretary






                               HUGHES COMMUNICATIONS, INC.


                               By:   /s/ Patrick T. Doyle
                                   ---------------------------------------------
                                    Name:  Patrick T. Doyle
                                    Title: Senior Vice President and
                                           Chief Financial Officer





                               HUGHES COMMUNICATIONS GALAXY, INC.


                               By:  /s/ Patrick T. Doyle
                                  ----------------------------------------------
                                   Name:  Patrick T. Doyle
                                   Title: Senior Vice President and
                                          Chief Financial Officer





                               HUGHES COMMUNICATIONS SATELLITE SERVICES, INC.


                               By:  /s/ Patrick T. Doyle
                                  ----------------------------------------------
                                   Name:  Patrick T. Doyle
                                   Title: Senior Vice President and
                                          Chief Financial Officer




                                       14